UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 8, 2006

NIGHTINGALE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Utah
(State or Other Jurisdiction of Incorporation)

33-23429-D	87-044988-8
(Commission File Number)	(IRS Employer Identification No.)

2232 Eastwood Blvd., Ogden, UT	84403
(Address of Principal Executive Offices)	(Zip Code)

801-479-0742
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes In Registrant’s Certifying Accountant

(a)  Effective February 8, 2006, Tanner LC (“Tanner”), resigned as the independent registered public accounting firm of Nightingale, Inc. (the “Registrant”).

The Registrant is an inactive company and has filed no Form 10-KSB since its filing for the year ended December 31, 2001 and no Form 10-QSB since the filing for the quarter ended June 30, 2002. The reports of Tanner on the financial statements of the Registrant as of and for the years ended December 31, 2001 and 2000 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except for the addition of an explanatory paragraph expressing substantial doubt about the Registrant’s ability to continue as a going concern.

During the years ended December 31, 2001 and 2000 and through June 30, 2002, the last Form 10-QSB filed by the Registrant, there were no disagreements with Tanner on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of Tanner, would have caused Tanner to make a reference to the subject matter of the disagreement in its reports on the Registrant’s financial statements for such periods.

Up through the June 30, 2002 Form 10-QSB, there were no reportable events (as defined in Regulation S-B Item 304(a)(1)(iv)) during the years reported by Tanner. Subsequent to the June 30, 2002 10-QSB filing, Tanner neither reviewed nor audited any financial statements of the Registrant.

The Registrant has requested that Tanner furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter is filed herewith as Exhibit 16.

(b)  On March 7, 2006, upon the authorization and approval of the Board of Directors of the Registrant, the Registrant engaged Spector & Wong (“Spector”) as its independent registered public accounting firm. No consultations occurred between the Registrant and Spector during the years ended December 31, 2002 through 2005 and through March 7, 2006 regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered on the Registrant’s financial statements, or other information provided that was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue, or (ii) any matter that was the subject of disagreement or a reportable event requiring disclosure under Item 304(a)(1)(iv) of Regulation S-B.

Item 9.01 Financial Statements and Exhibits

Exhibits

Exhibit Number	Description

16	Letter From Tanner LC

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

December March 15, 2006

NIGHTINGALE, INC.

By: /s/ William Grilz, President